UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SilverPepper

★★★★★
Morningstar Rating™

Overall rating out of 112 Commodity Broad Basket funds as of 6-30-2017

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class – SPCIX
Advisor Class – SPCAX

★★★★★
Morningstar Rating™

Overall Rating out of 111 Market Neutral funds as of 6-30-2017

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class – SPAIX
Advisor Class – SPABX

ANNUAL REPORT

June 30, 2017

SilverPepper Funds
Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	8
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Financial Highlights	17
SilverPepper Merger Arbitrage Fund
Fund Performance	19
Schedule of Investments	20
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	45
Supplemental Information	46
Expense Examples	49

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

ANNUAL REPORT LETTER TO SILVERPEPPER INVESTORS

June 30, 2017

Dear Fellow Investors:

Just the other day, I pulled out my “idea notebook.”

It’s a tattered, green, college-ruled, spiral Mead notebook, filled with scribbled ideas, torn-out newspaper articles, stapled-in white papers, and buckets of statistics that struck me as interesting.

I remember when I looked through it in 2011.  It was all stuff that I had gathered as a student of investing, while working at one of the great companies in the country, Morningstar.  The contents were all entrepreneurial.  And, in retrospect, it’s self-evident that everything in that notebook was all about making investing better.

SilverPepper ― “Hedge Funds For The Rest Of Us” ― was an idea in that notebook.  Or, at least my notebook contained the corpus of the idea:  How do we take the benefits of hedged investment strategies, and offer them to smart investors?

Smart investors who had had enough of the tomfoolery of the traditional hedge-fund structure.

Smart investors who didn’t want to pay those high hedge-fund fees ― typically a 2% management fee, and 20% of the profits.

Smart investors who weren’t handcuffed by the government, and their antiquated definition of a “qualified investor.”

Smart investors who couldn’t get close to the typical $1 million or more minimum investment.

Smart investors who wanted transparency, liquidity, and daily pricing.

Smart investors who wanted investor protections, like an independent auditor, accountant, custodian, and an independent board of trustees, all of whom had a fiduciary duty to protect investors’ assets.

Yet, also, how could we help smart investors, who realized, that within the problematic structure of the traditional hedge fund was something enviable -- hedged strategies.  Enviable because hedged strategies provide low-correlation benefits that can improve portfolio diversification.  They provide smart investors freedom from their dependency on long-only stock and bond markets.  Here, within all of these tensions between the good and bad of traditional hedge funds, was an opportunity to make investing better.

Since those early days of 2011, we at SilverPepper have pushed hard to resolve these tensions for smart investors.  By bringing together the diversification benefits of hedged strategies within the lower fee and regulatory structure of a mutual fund, we have, in my opinion dramatically improved the value proposition for our investors, and I believe our results since inception validate my opinion.

TWO GREAT INVESTMENT IDEAS THAT WORK GREAT TOGETHER!

Hedge Fund Experts at Mutual Fund Prices.  That’s SilverPepper.  Today, our SilverPepper Funds offer the innovative combination of hedge-fund experts with lower fees, and within the accessible confines of a mutual fund.  It’s like, “Hey, you got your peanut butter in my chocolate!”  “Yeah, well you got your Hedge Fund in my Mutual Fund!”

And the results have been crowd-pleasing.  Because we have reduced the initial investment required to get access to hedged strategies, from $1 million dollars in a typical hedge fund, to only $5 thousand dollars in SilverPepper’s mutual funds, smart investors now have entrusted us with over $200 million dollars in assets under management.  As a result, SilverPepper has truly become “Hedge Funds For The Rest Of Us.”

SHOULDER-TO-SHOULDER WITH YOU

SilverPepper Funds have the characteristics we want as smart investors.  That is why my colleagues and I invest in the SilverPepper Funds ― shoulder-to-shoulder with you ― because we want exposure in our portfolios to investments whose returns aren’t tied to the volatile ups and downs of the market.

Hedged strategies can help with diversification because they are fundamentally different from traditional mutual funds, offering us additional ways to protect and grow our hard-earned money.  Our Funds can “hedge their bets,” which may help preserve your savings.  They employ fundamentally different investment strategies, like “Merger Arbitrage” or “Global Macro,” whose returns and risks aren’t heavily dependent on the direction of the market.  And with the ability to “short” and “hedge,” these strategies give our Funds more ways to potentially protect against loss, and more ways to potentially profit ─ regardless of the direction of the market.

When we launched our Funds, nearly three and one-half years ago, we knew that our Funds would not be a panacea for all that ails investors.  But we believed they could help.  Moreover, we also knew that there were tangible actions that we could take ― as both investors, and business builders ― to improve the probability of investment success.

Within this letter, therefore, I want to highlight some of the impressive milestones that we have achieved for our investors and discuss our Funds’ strategies and their recent performance.  I hope the contents of this letter will express what we have done, and are trying to do, each day at SilverPepper, to improve our shared chance for investment success, and to revolutionize the way people invest.

ACCOMPLISHMENTS DURING THE PAST YEAR

Since inception, we have always strived to put Investors First.  Our focus on investors, and the combination of “Hedge Fund Experts at Mutual Fund Prices,” have translated into several milestones in the Funds’ investment results.  Just as importantly, we were again recognized for the innovative work we have done to communicate and interact with our investors.  During the past 12 months, ending June 30, 2017, we posted the following accomplishments, which demonstrate how an idea, pulled from an idea notebook and put into action, is now making investing better.

Consider the following:

■
The SilverPepper Commodity Strategy Global Macro Fund (SPCIX) received a 5-Star Overall Morningstar Rating out of 112 funds in the Morningstar Category, “Commodity Broad Basket” for the period ending June 2017.

■	The SilverPepper Merger Arbitrage Fund (SPAIX), received a 5-Star Overall Morningstar Rating out of 111 funds in the Morningstar Category, “Market Neutral,” for the period ending June 2017.

▪	We are proud of the 5-Star Morningstar Ratings for both Funds because it is a measure of how well our Funds have done for our investors on a risk-adjusted basis.

■
The SilverPepper Commodity Strategy Global Macro Fund ranked as the Number 1 Performing Fund in its Morningstar Category, “Commodities Broad Basket,” since its inception on October 31, 2013 to June 30, 2017.

■	The SilverPepper Merger Arbitrage Fund ranked as the Number 1 Performing Fund in its Morningstar Category, “Market Neutral,” since its inception on October 31, 2013 to June 30, 2017.

▪
It is unusual to have a total of two funds, with two entirely different investment strategies, in two entirely different investment categories, and have them both be the Number 1 Performing Fund since inception in their respective Morningstar categories.

■
In its first year of eligibility, the SilverPepper Merger Arbitrage Fund, based on its strong, risk-adjusted performance, over the last 3 years ending November 30, 2016, walked away with the Lipper Fund Award for “Best Fund,” out of all 37 alternative event-driven funds.

■	SilverPepper won the 2017 Internet Advertising Competition as the “Best Mutual Fund Email Message Campaign” for our campaign “SilverPepper of the Stars.”

■
SilverPepper won the 2017 Bronze Award from the prestigious Financial Communications Society in the   category, B2B Collateral, for “Our Hedge Fund Experts’ Speak Their Minds” commentary, “Brexit, Schmexit.”

▪
We spend a great deal of time trying to help investors make better, more informed investment decisions.  We believe this is critical to our collective long-term success.  We view these marketing and communication awards as a sign that we are doing fun, creative, and successful work in providing additional insight to our investors.

These accomplishments are many.  They are accomplishments that many mutual funds will never achieve.  And we believe these accomplishments reflect the benefits of “Hedge Funds For The Rest Of Us,” and the hard work of all those who contribute their talents and energies to SilverPepper.

But I need to put these past accomplishments in the right context.  They already happened ― they are in the past.  They are not a predictor of our future results.  Today, we realize investors care about what we do for them tomorrow.  Although we hope history repeats itself, hope is not a thoughtful strategy.  Instead, to deliver excellence to our investors tomorrow, we must stay focused on building a company for our investors.  We need to stay entrepreneurial and creative, and we need to keep delivering on our dominant value proposition: “Hedge Fund Experts at Mutual Fund Prices.”

HEDGE FUNDS FOR THE REST OF US

I.          The SilverPepper Merger Arbitrage Fund:  “Dime after Dime, Time after Time.”

For the 12-month period ending June 30, the SilverPepper Merger Arbitrage Fund Institutional Class shares (SPAIX) returned 3.10%.  This was far lower than our prospectus benchmark, the S&P 500 Index, which returned 17.90% over the same period.

The disparity in performance is telling because it allows us to draw a strong distinction between the SilverPepper Merger Arbitrage Fund and its benchmark, and at the same time, clearly highlight why this low-correlation strategy may add True Diversification to an investor’s portfolio.

Over the past 12 months ― and particularly since the U.S. Presidential Election ― our domestic stock market has soared.  It’s been the Trump Bump!  Investors have grown optimistic about growth prospects for the U.S. economy.  Trump’s campaign pledges to cut taxes, repatriate corporate assets, spend on infrastructure, repeal ObamaCare and many other job-killing, regulatory burdens, have been lauded by investors.  These policy changes have the potential to supply robust economic stimulus, which could lead to more jobs and capital expenditures.

All of this optimism has been a tremendous boost to stock prices since November.  And, if all of these policy changes actually happen, it could spur brisk merger activity for years to come.

As expected, however, the SilverPepper Merger Arbitrage Fund was largely unaffected by these high expectations.  That’s because the Fund’s investment strategy, and its returns, are not tied to the returns of the broad market.  Instead, the Fund’s returns are primarily dependent on singular, specific events ― the successful completion of mergers and acquisitions.

Obviously, our investment strategy of only investing in announced mergers or acquisitions caused us to underperform our benchmark, but underperforming our benchmark isn’t the critical issue for the Fund.  Our goal is to provide returns that are NOT dependent on the returns of the broad stock- or bond-markets.  We try to zig when the markets zag.

Recall, our Merger Arbitrage Fund was relatively impervious to the headlines throughout the previous year, especially while the broader market was swooning, like during Brexit.  On the day of the Brexit vote, for example, with markets reeling, the Fund posted a positive return, outperforming the S&P 500 on that day alone by nearly four percentage points.  Moreover, the Fund has generated positive, monthly returns in 80% of all months since inception.  This is the real point of SilverPepper.  Our strategies are intended to free you from the daily gyrations of the stock and bond market, and instead offer True Diversification.  For investors who own traditional long-only stock and bond funds, we can be the missing piece of their asset-allocation pie chart.

During the past year, the SilverPepper Merger Arbitrage Fund continued to invest in the way that we believe that is most advantageous to our shareholders.

▪	Announced Mergers: We only invest in companies involved in an announced merger or acquisition because of the more stable risk- and return-profile they offer merger investors.
▪
Smaller Capitalization Companies:  We prefer smaller-capitalization companies, where spreads may be wider, and regulatory risks are typically smaller.  Because of our smaller asset size, we can hold meaningful positions in these companies.  At the end of June, about half of the mergers we were invested in, were with companies with market capitalizations of $2 billion or less.

▪
Picky:  We are picky about the types of deals, and the number of deals, we invest in.  We try to own 25 to 35 deals at a time, which is enough to diversify the portfolio, but still small enough, and selective enough, to maintain our objective of having good “deal quality” throughout the portfolio.  Because deal quality has been pretty good across the board, particularly in the past six months, we held 44 merger investments at the end of June.

▪	Opportunistic Leverage: We use leverage, opportunistically, to try and generate higher returns. At the end of June, we had 189% gross exposure to merger investments.
▪
Limiting Assets to Make the Fund’s Advantages Enduring:  To maintain these advantages, and turn them into enduring advantages for our investors, we are committed to limiting the total assets in the Fund to approximately $500 million. It’s an asset size that’s large enough to reduce the Fund’s expense ratio, through economies of scale.  But, it is also an asset size that’s small enough so that we can be picky, and don’t have to invest in lesser quality mergers just so we can put the Fund’s assets to work.  Limiting assets will help keep our investment advantages intact for our investors for years to come.

PROMISES FULFILLED OR BROKEN: DOESN’T REALLY MATTER

We are optimistic about the Fund’s prospects in the coming year for two reasons.  On the one hand, if Trump’s legislative agenda comes to fruition ― especially the repatriation of assets, and tax reductions ― we believe we could see a plethora of merger transactions for the foreseeable future.  The more mergers there are, the more opportunities there are for the Fund.

On the other hand, if Trump has a hard time pushing through his legislative agenda, the stock-market’s expectations may not be met.  If that happens, the heady gains of the S&P 500 during the past year could drift away.  If so, that should be okay for us, too.  If those campaign promises aren’t realized, it probably won’t impact the Fund.  It didn’t impact the Fund on the way up over the past eight months, and it shouldn’t impact it too much either on the way down.  That’s the beauty of the Fund’s returns being tied to the successful completion of each merger in the Fund ― “Dime after Dime, Time after Time.”

For a detailed update on the Fund’s current portfolio and positioning, please read our most recent commentary for 2Q 2017.  It is available on our website at silverpepperfunds.com:   “Our Hedge Fund Experts Speak Their Minds: The Highest Stock Peaks ― Can You Return Safely?”

II.	The SilverPepper Commodity Strategies Global Macro Fund: “We Know The Crops, Because We Grow The Crops.”

The SilverPepper Commodity Strategies Global Macro Fund Institutional Class shares (SPCIX) bested the Bloomberg Commodity Index for the trailing 1-year period ending June 2017, outpacing the Index (-4.81% vs. -6.50%), with 2/3 less volatility than the Index (4.12 vs. 12.98).

The 2008 Financial Crises threw a wet towel on commodity prices.  Since then, the supply and demand of each commodity has been trying to find equilibrium.  And it hasn’t been easy.  Globally, we are in the eighth year of the greatest monetary expansion in history and it has skewed the risks and rewards of the global marketplace.  The Bank of Japan and the European Central Bank debunked the sane idea that interest rates could never go below zero.  These low interest rates helped paper assets, as central banks tried to push stock and bond prices higher.  In contrast, commodity prices suffered as global growth stalled, and forced commodity producers to figure out how to respond to the lower global demand that has persisted since the aftermath of the Financial Crisis.  Last year, we finally started to see green shoots poke out of the dry desert of the commodity markets.

During the past 12 months, however, this rebound has been haphazard.  And, we think the rebound in commodities will continue to be haphazard.   If the economy continues to pick up steam ― and there are clear signs that it is ― we believe each and every commodity will be impacted, but over different time horizons, based on each distinct commodity’s individual supply and demand curves.  They will not rise in unison.

Clearly, we saw this haphazard pattern with oil over the past year.  In the second half of the year, WTI Crude rallied to close the year at $53 per barrel.  Yet, as the price rose, drilling began to soar, and supply rose.  During the past twelve months, the number of oil rigs grew by 115%, climbing from 351 to 756.  At the end of June 2017, oil had retreated to $46 a barrel. Despite OPEC’s coordinated production cuts, oil is just one example of the many commodities that continue to struggle in finding a supply and demand equilibrium.

As each commodity’s supply and demand changes over time, that plays into our strength of Active Management.  Indeed, our outperformance is a function of our differentiated, active investment strategy.  It all starts with our:

▪
Global Macro Freedom:  We have the freedom to invest in an array of asset classes ─ commodities, currencies, bonds, and equities — that are influenced by changes in commodity prices.  It’s a recognition that currencies, bonds and equities can be highly correlated with, or influenced by commodity prices.  This broader perspective of viewing all assets through a commodity lens, gives us more opportunities to profit.

▪
Fingernails-in-the-Dirt Research:  “We know the crops, because we grow the crops.”  We are active managers.  Unlike an index fund, or even most other commodity-based mutual funds, we actually go out into the fields.  We have recently been to the coffee-bean fields of Brazil.  We have been to the oil fields and we often walk into the corn and soybean fields to check planting conditions.  We engage pig farmers, ethanol producers, seed suppliers and others along the entire supply chain for commodities, trying to find insight into the ever-changing supply and demand of each commodity.

▪	Long and short positions: We tend to have a long bias, but we have the flexibility to profit from changing commodity prices, regardless of direction.

▪
Hedge our Bets:  We can use protective measures in an attempt to reduce risk and temper the high volatility of commodities.  Because of our ability to hedge, we can reduce the tempest of volatility that accompanies some of the commodity-market’s most volatile components, such as oil or gold.

WE FEEL THE BULLS’ BLOOD SURGE

As we enter the second half of 2017, we are the most bullish we have been since the inception of the SilverPepper Commodity Strategies Global Macro Fund.  Indeed, we have lifted the Fund’s exposure to commodities to 130% of our net asset value, reflecting our overall optimism for a rising tide.  Today, we see positively skewed risk and reward opportunities, ranging from natural gas to coffee and cattle.  And although we are not going to Pamplona any time soon, we do feel as if we have our portfolio positioned to run with the bulls.

For a detailed update on our strategy and individual commodity positions, we invite you to read our most current commentary.  It is available on our website, silverpepperfunds.com:    “Our Hedge Fund Experts Speak Their Minds:  Signs of a Bull.”

WE KEEP WORKING TO BUILD A GREAT COMPANY FOR OUR INVESTORS

Investing your assets is a big responsibility.  That’s why we invest shoulder-to-shoulder with you.  It drives home the fact that we all work hard, and pinch every penny along the way, to create some hard-earned savings that are important to us, and our family, and to you, our investors.  We don’t want to be frivolous with our savings ― or yours.

The other day, I was approached about potentially investing some of my hard-earned savings in a private, limited partnership.  A structure with a 2% management fee and 20% of the profits.  A minimum investment of $1 million.  A one-year lock up, where I had no access to my assets, and thereafter, quarterly liquidity with 90 days advance notice.  No transparency. No daily pricing, nor the benefit of ticker that I can type into my computer, and pull up today’s price and most recent portfolio.  No independent trustees empowered with protecting my assets.  It was all too familiar, and reminded me of why we started SilverPepper.

It reminded me of my idea notebook, and the smart investors we serve.

Thank you for joining the SilverPepper Revolution.

With respect and warm regards,

Patrick Reinkemeyer
President & Founder
SilverPepper

IMPORTANT DISCLOSURE:  The views in this letter were as of June 30, 2017 and may not necessarily reflect the same views on the date this letter is first published or anytime thereafter.  These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

About the Morningstar Rating
The Morningstar Rating for funds, or “star rating”, is calculated for all mutual funds with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. The Morningstar Rating is for both the Institutional and Advisor class shares. Past performance is no guarantee of future results.

About the Morningstar Rating: © 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance rankings are assigned based on total return.  Since inception time period is 11/1/2013 to 6/30/2017.  Includes all funds within each Fund’s respective Morningstar category, “Commodities Broad Basket,” or “Market Neutral,” as of 11/1/2013.  Past performance is not indicative of future performance.

About the Lipper Fund Awards

The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds that have excelled in delivering consistently strong risk-adjusted performance relative to their peers.

The Lipper Fund Awards are based on the Lipper Ratings for Consistent Return, which is a risk-adjusted performance measure calculated over 36, 60 and 120-month periods. The highest 20% of funds in each category are named Lipper Leaders for Consistent Return and receive a score of 5, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2 and the lowest 20% are scored 1. The highest Lipper Leader for Consistent Return in each category wins the Lipper Fund Award. Lipper Leader ratings change monthly. For more information, see www.lipperfundawards.com. Although Thomson Reuters Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.

The SilverPepper Merger Arbitrage Fund won the 2017 Lipper Fund Award for Best Alternative Event Driven Fund based on consistent risk-adjusted return. For Lipper Best Individual Funds, the calculation periods extend over 36, 60 and 120 months. The highest Lipper Leader for Consistent Return (Effective Return) value within each eligible classification determines the fund classification winner over 3, 5 or 10 years as of 11/30/16. 37 Event-Driven Funds were eligible for the award for the three-year period ended 11/30/16.

About the Internet Advertising Competition

The Internet Advertising Competition (IAC) Awards were developed by the Web Marketing Association to honor excellence in online advertising, recognize the individuals and organizations responsible for creating work, and showcasing award-winning Internet advertising. Internet Advertising Competition Awards are judged by industry experts and awarded to those entries that the judges rate as best within each industry category, based on creativity, innovation, impact, design, copywriting, use of the medium and memorability.

About the Financial Communication Society Awards

Financial Communication Society Awards are determined by a panel of senior industry experts and awarded annually to recognize the industry’s best creative work and honor excellence in financial marketing.

SilverPepper Commodity Strategies Global Macro Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index, “(formerly the Dow Jones-UBS Commodity Index)”. The performance graph above is shown for the Fund’s Institutional Class shares, and Advisor Class shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 22 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.  This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2017	1 Year	Since Inception	Inception Date
Advisor Class	-4.74%	-4.49%	10/31/13
Institutional Class	-4.81%	-4.31%	10/31/13
Bloomberg Commodity Total Return Index	-6.50%	-10.54%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross Expense ratio for Advisor Class shares was 2.40% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.09%.  For Institutional Class shares, Gross Expense ratio was 2.15% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.84%. These were the amounts stated in the current prospectus dated November 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual fund operating expenses do not exceed 2.24%, and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2026 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS - 0.1%
	CONSUMER STAPLES - 0.1%
86,000	Australian Agricultural Co., Ltd.	$122,612
	TOTAL COMMON STOCKS (Cost $101,103)	122,612

Principal Amount
	U.S. GOVERNMENT AND AGENCIES - 4.7%
	United States Treasury Bill
$3,500,000	0.757%, 07/20/2017[1]	3,498,719
3,500,000	0.800%, 07/27/2017[1]	3,498,099
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $6,996,523)	6,996,818

Number of Contracts
	PURCHASED OPTIONS CONTRACTS - 0.3%
	CALL OPTIONS - 0.2%
	CBOT Corn Futures
160	Exercise Price: $430, Expiration Date: August 25, 2017	44,000
	CME Live Cattle Futures
66	Exercise Price: $110, Expiration Date: August 4, 2017	197,340
	NYBOT Cocoa Futures
98	Exercise Price: $1,850, Expiration Date: July 7, 2017	92,120
	NYMEX Natural Gas Futures
16	Exercise Price: $3.30, Expiration Date: July 26, 2017	4,800
	TOTAL CALL OPTIONS (Cost $218,663)	338,260

	PUT OPTIONS - 0.1%
	CBOT Corn Futures
2,438	Exercise Price: $320, Expiration Date: August 25, 2017	30,475
321	Exercise Price: $340, Expiration Date: August 25, 2017	26,081
	CBOT 5 Year U.S. Treasury Note
311	Exercise Price: $118, Expiration Date: July 21, 2017	119,055
	TOTAL PUT OPTIONS (Cost $280,405)	175,611

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $499,068)	513,871

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

Principal Amount		Value
	SHORT-TERM INVESTMENTS - 67.3%
$101,262,866	UMB Money Market Fiduciary, 0.01%[2]	$101,262,866
	TOTAL SHORT-TERM INVESTMENTS (Cost $101,262,866)	101,262,866

	TOTAL INVESTMENTS - 72.4% (Cost $108,859,560)	108,896,167
	Other Assets in Excess of Liabilities - 27.6%	41,502,302
	TOTAL NET ASSETS - 100.0%	$150,398,469

Number of Contracts
	WRITTEN OPTIONS CONTRACTS - (0.2)%
	PUT OPTIONS - (0.2)%
	CME Live Cattle Futures
(66)	Exercise Price: $104, Expiration Date: August 4, 2017	(9,900)
(80)	Exercise Price: $115, Expiration Date: August 4, 2017	(86,400)
	NYBOT Coffee 'C' Futures
(48)	Exercise Price: $135, Expiration Date: July 14, 2017	(180,180)
	NYMEX Natural Gas Euro Futures
(5)	Exercise Price: $3.20, Expiration Date: July 26, 2017	(10,850)
(5)	Exercise Price: $3.20, Expiration Date: August 28, 2017	(13,375)
(5)	Exercise Price: $3.20, Expiration Date: September 26, 2017	(14,245)
(5)	Exercise Price: $3.20, Expiration Date: October 26, 2017	(14,185)
(5)	Exercise Price: $3.20, Expiration Date: November 27, 2017	(12,405)
	TOTAL PUT OPTIONS (Proceeds $315,440)	(341,540)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $315,440)	$(341,540)

[1]	All or a portion of this security is segregated as collateral.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

FUTURES CONTRACTS

Long Contracts	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2017	Unrealized Appreciation (Depreciation)
Commodity Futures
CBOT Rough Rice	September 2017	66	$1,554,829	$1,559,580	$4,751
CBOT Soybean	November 2017	143	7,169,287	6,826,462	(342,825)
CBOT Soybean Oil	August 2017	216	4,157,797	4,281,984	124,187
CBOT Wheat	September 2017	134	3,189,070	3,524,200	335,130
CME Lean Hogs	December 2017	108	2,706,920	2,742,120	35,200
CME Live Cattle	August 2017	66	3,095,523	3,070,320	(25,203)
CMX Copper	September 2017	158	10,420,433	10,708,450	288,017
CMX Gold	August 2017	59	7,496,723	7,329,570	(167,153)
CMX Silver	September 2017	37	3,068,340	3,075,995	7,655
ICE Brent Crude Oil	September 2017	100	4,758,032	4,877,000	118,968
ICE Robusta Coffee	November 2017	38	785,084	808,260	23,176
KCBT Hard Red Winter Wheat	September 2017	100	2,429,739	2,647,500	217,761
LME Primary Aluminum	July 2017	248	11,565,430	11,845,100	279,670
LME Primary Nickel	July 2017	80	4,282,844	4,490,400	207,556
LME Zinc	July 2017	12	754,243	827,025	72,782
NYBOT Coffee 'C'	September 2017	230	10,928,728	10,841,625	(87,103)
NYBOT Cotton #2	December 2017	33	1,138,892	1,131,735	(7,157)
NYBOT Sugar #11	October 2017	373	6,073,364	5,769,266	(304,098)
NYMEX Natural Gas	August 2017	109	3,304,129	3,308,150	4,021
NYMEX Natural Gas	September 2017	29	874,452	878,990	4,538
NYMEX Natural Gas	October 2017	29	874,452	886,820	12,368
NYMEX Natural Gas	November 2017	29	874,452	904,220	29,768
NYMEX Natural Gas	December 2017	29	874,452	947,430	72,978
NYMEX Natural Gas	January 2018	83	2,481,002	2,785,480	304,478
NYMEX Natural Gas	February 2018	83	2,481,002	2,768,880	287,878
NYMEX Natural Gas	March 2018	83	2,481,003	2,712,440	231,437
NYMEX Natural Gas	April 2018	83	2,481,003	2,372,140	(108,863)
NYMEX Natural Gas	May 2018	83	2,481,003	2,338,940	(142,063)
NYMEX Natural Gas	June 2018	83	2,481,003	2,360,520	(120,483)
NYMEX Natural Gas	July 2018	83	2,481,003	2,382,100	(98,903)
NYMEX Natural Gas	August 2018	83	2,481,003	2,387,080	(93,923)
NYMEX Natural Gas	September 2018	83	2,481,003	2,367,160	(113,843)
NYMEX Natural Gas	October 2018	83	2,481,003	2,382,100	(98,903)
NYMEX Natural Gas	November 2018	83	2,481,003	2,421,110	(59,893)
NYMEX Natural Gas	December 2018	83	2,481,003	2,527,350	46,347
NYMEX Natural Gas	January 2019	109	3,171,420	3,413,880	242,460
NYMEX Natural Gas	February 2019	109	3,171,420	3,385,540	214,120
NYMEX Natural Gas	March 2019	109	3,171,420	3,313,600	142,180
NYMEX Natural Gas	April 2019	109	3,171,420	2,950,630	(220,790)
NYMEX Natural Gas	May 2019	109	3,171,420	2,923,380	(248,040)
NYMEX Natural Gas	June 2019	109	3,171,420	2,954,990	(216,430)
NYMEX Natural Gas	July 2019	109	3,171,420	2,987,690	(183,730)
NYMEX Natural Gas	August 2019	109	3,171,420	3,002,950	(168,470)
NYMEX Natural Gas	September 2019	109	3,171,420	2,995,320	(176,100)
NYMEX Natural Gas	October 2019	109	3,171,420	3,023,660	(147,760)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2017

FUTURES CONTRACTS - Continued

Long Contracts - Continued	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2017	Unrealized Appreciation (Depreciation)
Commodity Futures - Continued
NYMEX Natural Gas	November 2019	109	$3,171,420	$3,104,320	$(67,100)
NYMEX Natural Gas	December 2019	109	3,171,420	3,260,190	88,770
NYMEX Natural Gas	January 2020	13	376,684	402,350	25,666
NYMEX Natural Gas	February 2020	13	376,684	398,970	22,286
NYMEX Natural Gas	March 2020	13	376,684	390,520	13,836
NYMEX Natural Gas	April 2020	13	376,684	350,220	(26,464)
NYMEX Natural Gas	May 2020	13	376,684	347,880	(28,804)
NYMEX Natural Gas	June 2020	13	376,684	351,780	(24,904)
NYMEX Natural Gas	July 2020	13	376,684	355,940	(20,744)
NYMEX Natural Gas	August 2020	13	376,684	358,670	(18,014)
NYMEX Natural Gas	September 2020	13	376,684	358,540	(18,144)
NYMEX Natural Gas	October 2020	13	376,684	362,050	(14,634)
NYMEX Natural Gas	November 2020	13	376,684	372,190	(4,494)
NYMEX Natural Gas	December 2020	13	376,684	391,170	14,486
NYMEX NY Harbor ULSD	August 2017	132	7,789,730	8,222,306	432,576
NYMEX Platinum	October 2017	40	1,843,924	1,852,800	8,876
NYMEX RBOB Gasoline	August 2017	130	7,892,521	8,264,802	372,281
NYMEX WTI Crude Oil	August 2017	256	11,466,240	11,786,240	320,000
Total Long Contracts			193,718,912	194,970,080	1,251,168

Short Contracts	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2017	Unrealized Appreciation (Depreciation)
Commodity Futures
LME Primary Aluminum	July 2017	(85)	(4,003,198)	(4,059,812)	(56,614)
NYBOT Cocoa	September 2017	(73)	(1,466,516)	(1,416,200)	50,316

Index Futures
CME E-mini S&P 500	September 2017	(10)	(1,218,976)	(1,210,450)	8,526
Total Short Contracts			(6,688,690)	(6,686,462)	2,228

TOTAL FUTURES CONTRACTS			$187,030,222	$188,283,618	$1,253,396

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of June 30, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stock
Consumer Staples	0.1%
Total Common Stock	0.1%
U.S. Government and Agencies	4.7%
Purchased Options Contracts	0.3%
Short-Term Investments	67.3%
Total Investments	72.4%
Other Assets in Excess of Liabilities	27.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2017

Assets:
Investments, at value (cost $108,360,492)	$108,382,296
Purchased options contracts, at value (cost $499,068)	513,871
Total investments, at value (cost $108,859,560)	108,896,167
Cash held by broker	42,269,952
Cash collateral held at custodian for benefit of broker	10,000
Receivables:
Unrealized appreciation on open futures contracts	4,665,045
Fund shares sold	198,272
Interest	1,250
Prepaid expenses	6,035
Other assets	17,524
Total assets	156,064,245

Liabilities:
Written options contracts, at value (proceeds $315,440)	341,540
Foreign currency due to custodian, at value (proceeds $107,246)	108,159
Payables:
Unrealized depreciation on open futures contracts	3,411,649
Fund shares redeemed	1,338,344
Advisory fees	238,509
Transfer agent fees and expenses (Note 2)	49,598
Shareholder servicing fees (Note 7)	34,723
Fund administration fees	31,629
Auditing fees	30,678
Fund accounting fees	17,713
Custody fees	5,902
Chief Compliance Officer fees	4,086
Trustees' fees and expenses	850
Interest	235
Accrued other expenses	52,161
Total liabilities	5,665,776

Net Assets	$150,398,469

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$157,565,610
Accumulated net investment income	333,273
Accumulated net realized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward foreign currency exchange contracts and foreign currency transactions	(8,763,398)
Net unrealized appreciation (depreciation) on:
Investments	21,804
Purchased options contracts	14,803
Futures contracts	1,253,396
Written options contracts	(26,100)
Foreign currency translations	(919)
Net Assets	$150,398,469

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$21,174,037
Shares of beneficial interest issued and outstanding	2,505,274
Redemption price per share	$8.45

Institutional Class Shares:
Net assets applicable to shares outstanding	$129,224,432
Shares of beneficial interest issued and outstanding	15,183,504
Redemption price per share	$8.51

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Interest	$206,932
Total investment income	206,932

Expenses:
Advisory fees	4,802,597
Shareholder servicing fees (Note 7)	382,992
Fund administration fees	270,450
Transfer agent fees and expenses (Note 2)	268,990
Fund accounting fees	115,272
Shareholder reporting fees	99,649
Registration fees	69,025
Legal fees	39,440
Custody fees	34,764
Miscellaneous	27,743
Auditing fees	25,915
Chief Compliance Officer fees	19,029
Trustees' fees and expenses	9,268
Interest expense	8,231
Dividends on securities sold short	7,200
Insurance fees	1,760
Total expenses	6,182,325
Advisory fees waived	(870,693)
Net expenses	5,311,632
Net investment loss	(5,104,700)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Futures Contracts, Securities Sold Short, Written Options Contracts, Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Purchased options contracts	(19,343,140)
Futures contracts	10,369,690
Securities sold short	(16,124)
Written options contracts	9,329,176
Forward foreign currency exchange contracts	(1,127,315)
Foreign currency transactions	11,346
Net realized loss	(776,367)
Net change in unrealized appreciation/depreciation on:
Investments	21,804
Purchased options contracts	(875,016)
Futures contracts	(1,765,768)
Securities sold short	(9,090)
Written options contracts	201,327
Forward foreign currency exchange contracts	(142,749)
Foreign currency translations	(26,555)
Net change unrealized appreciation/depreciation	(2,596,047)
Net realized and unrealized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	(3,372,414)

Net Decrease in Net Assets from Operations	$(8,477,114)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(5,104,700)	$(4,690,559)
Net realized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	(776,367)	(40,518)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	(2,596,047)	2,923,862
Net increase from payment by broker (Note 3)	-	3,675
Net decrease in net assets resulting from operations	(8,477,114)	(1,803,540)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	38,088,943	113,672,247
Institutional Class	67,608,456	86,695,974
Cost of shares redeemed:
Advisor Class[1]	(223,162,507)	(61,988,353)
Institutional Class[2]	(30,213,896)	(21,266,789)
Net increase (decrease) in net assets from capital transactions	(147,679,004)	117,113,079

Total increase (decrease) in net assets	(156,156,118)	115,309,539

Net Assets:
Beginning of period	306,554,587	191,245,048
End of period	$150,398,469	$306,554,587

Accumulated net investment income (loss)	$333,273	$(3,194,530)

Capital Share Transactions:
Shares sold:
Advisor Class	4,268,803	13,066,614
Institutional Class	7,613,630	9,956,745
Shares redeemed:
Advisor Class	(25,259,833)	(7,138,586)
Institutional Class	(3,398,028)	(2,436,058)
Net increase (decrease) in capital share transactions	(16,775,428)	13,448,715

[1]	Net of redemption fee proceeds of $35,146 and $39,838, respectviely.
[2]	Net of redemption fee proceeds of $4,532 and $27,034, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period October 31, 2013* through June 30, 2014

	For the Year Ended June 30,
	2017	2016	2015
Net asset value, beginning of period	$8.87	$9.09	$10.09	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.18)	(0.18)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	(0.04)	(0.79)	0.24
Total from investment operations	(0.42)	(0.22)	(1.00)	0.09

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$8.45	$8.87	$9.09	$10.09

Total return[3]	(4.74)%	(2.42)%	(9.91)%	0.90%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,174	$208,508	$159,752	$76,633

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.46%[6]	2.40%[6]	2.43%[6]	3.07%[5,6]
After fees waived and expenses absorbed	2.13%[6]	2.09%[6]	2.23%[6]	2.24%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.38)%	(2.39)%	(2.42)%	(3.06)%[5]
After fees waived and expenses absorbed	(2.05)%	(2.08)%	(2.22)%	(2.23)%[5]

Portfolio turnover rate	26%	2213%[7]	146%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.01% for the year ended June 30, 2017.  For the prior periods, the ratios would have been lowered by 0.01%, 0.02%, and 0.00%, respectively.

[7]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period October 31, 2013* through June 30, 2014

	For the Year Ended June 30,
	2017	2016	2015
Net asset value, beginning of period	$8.94	$9.14	$10.11	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.16)	(0.16)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.27)	(0.04)	(0.80)	0.24
Total from investment operations	(0.43)	(0.20)	(0.98)	0.11

Redemption fee proceeds[1]	- [2]	- [2]	0.01	-

Net asset value, end of period	$8.51	$8.94	$9.14	$10.11

Total return[3]	(4.81)%	(2.19)%	(9.59)%	1.10%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$129,224	$98,047	$31,493	$3,455

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.21%[6]	2.15%[6]	2.18%[6]	2.82%[5,6]
After fees waived and expenses absorbed	1.88%[6]	1.84%[6]	1.98%[6]	1.99%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.13)%	(2.14)%	(2.17)%	(2.81)%[5]
After fees waived and expenses absorbed	(1.80)%	(1.83)%	(1.97)%	(1.98)%[5]

Portfolio turnover rate	26%	2213%[7]	146%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.01% for the year ended June 30, 2017.  For the prior periods, the ratios would have been lowered by 0.01%, 0.02%, and 0.00%, respectively.

[7]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FUND PERFORMANCE at June 30, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares, and Advisor Class shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks.  This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2017	1 Year	Since Inception	Inception Date
Advisor Class	2.94%	4.56%	10/31/13
Institutional Class	3.10%	4.79%	10/31/13
S&P 500® Index	17.90%	11.52%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross Expense ratio for Advisor Class shares was 7.03% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 4.42%.  For Institutional Class shares, Gross Expense ratio was 6.78% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 4.17%. These were the amounts stated in the current prospectus dated November 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual fund operating expenses do not exceed 2.24%, and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2026 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS – 140.3%
	COMMUNICATIONS – 7.6%
1,451	FairPoint Communications, Inc.*1	$22,708
81,564	Level 3 Communications, Inc.*1	4,836,745
		4,859,453
	CONSUMER DISCRETIONARY – 25.1%
92,710	Kate Spade & Co.*1	1,714,208
52,770	Mobileye N.V.*1,2	3,313,956
20,000	Panera Bread Co. ‐ Class A*1	6,292,800
450,000	Staples, Inc.	4,531,500
8,160	UCP, Inc. ‐ Class A*	89,352
1,605	West Marine, Inc.	20,624
		15,962,440
	CONSUMER STAPLES – 0.4%
5,400	Whole Foods Market, Inc.	227,394
	ENERGY – 22.8%
135	Alon USA Energy, Inc.	1,798
72,166	Atwood Oceanics, Inc.*	588,153
100,000	ONEOK Partners LP1	5,107,000
180,000	Rice Energy, Inc.*	4,793,400
203,607	VTTI Energy Partners LP2	4,000,878
		14,491,229
	FINANCIALS – 35.0%
1,021	ASB Bancorp, Inc.*1	44,873
240,000	Astoria Financial Corp.[1]	4,836,000
2	Canadian Imperial Bank of Commerce[1,2]	162
120,002	Care Capital Properties, Inc. ‐ REIT[1]	3,204,053
92,297	CU Bancorp*1	3,336,537
5,897	DuPont Fabros Technology, Inc. ‐ REIT	360,660
74,801	FelCor Lodging Trust, Inc. ‐ REIT[1]	539,315
560	First Community Financial Partners, Inc.*1	7,224
23,118	First South Bancorp, Inc.	382,372
540,000	Fortress Investment Group LLC ‐ Class A1	4,314,600
13,500	KCG Holdings, Inc. ‐ Class A*1	269,190
9,185	OneBeacon Insurance Group Ltd. ‐ Class A1,2	167,443
100,000	Pacific Continental Corp.[1]	2,555,000
1,248	Park Sterling Corp.[1]	14,826
5,050	Southern National Bancorp of Virginia, Inc.[1]	88,887
75,265	Southwest Bancorp, Inc.[1]	1,923,021
3,806	Stonegate Bank	175,761
1,035	WashingtonFirst Bankshares, Inc.	35,739
776	Wolverine Bancorp, Inc.	31,156

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS - 35.0% (Continued)
145	Xenith Bankshares, Inc.*	$4,504
		22,291,323
	HEALTH CARE – 46.8%
130,000	Akorn, Inc.*1	4,360,200
210,000	Albany Molecular Research, Inc.*	4,557,000
25,000	C.R. Bard, Inc.[1]	7,902,750
9,348	Novadaq Technologies, Inc.*2	109,559
51,300	PAREXEL International Corp.*	4,458,483
45,464	Patheon N.V.*2	1,585,784
73,346	VCA, Inc.*1	6,770,569
		29,744,345
	INDUSTRIALS – 0.5%
11,677	Swift Transportation Co.*1	309,441
	TECHNOLOGY – 0.9%
26,194	Brocade Communications Systems, Inc.[1]	330,306
17,655	Xactly Corp.*	276,301
		606,607
	UTILITIES – 1.2%
24,210	Delta Natural Gas Co., Inc.[1]	737,679
	TOTAL COMMON STOCKS
	(Cost $88,261,650)	89,229,911

Principal Amount
	SHORT‐TERM INVESTMENTS – 13.8%
$8,791,248	UMB Money Market Fiduciary, 0.01%[3]	8,791,248
	TOTAL SHORT‐TERM INVESTMENTS
	(Cost $8,791,248)	8,791,248
	TOTAL INVESTMENTS – 154.1%
	(Cost $97,052,898)	98,021,159
	Liabilities in Excess of Other Assets – (54.1)%	(34,426,878)
	TOTAL NET ASSETS – 100.0%	$63,594,281

Number of Shares
	SECURITIES SOLD SHORT – (49.3)%
	COMMON STOCKS – (49.3)%
	COMMUNICATIONS – (4.4)%
(116,522)	CenturyLink, Inc.	(2,782,545)
(1,059)	Consolidated Communications Holdings, Inc.	(22,737)
		(2,805,282)

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2017

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY – (0.1)%
(1,883)	Century Communities, Inc.*	$(46,699)
	ENERGY – (15.1)%
(68)	Delek U.S. Holdings, Inc.	(1,798)
(115,466)	Ensco PLC ‐ Class A2	(595,805)
(66,600)	EQT Corp.	(3,902,094)
(98,500)	ONEOK, Inc.	(5,137,760)
		(9,637,457)
	FINANCIALS – (25.3)%
(12,020)	Carolina Financial Corp.	(388,486)
(64,300)	Columbia Banking System, Inc.	(2,562,355)
(3,214)	Digital Realty Trust, Inc. ‐ REIT	(363,021)
(1,324)	First Bancorp	(41,388)
(221)	First Busey Corp.	(6,480)
(2,257)	Home BancShares, Inc.	(56,199)
(788)	Horizon Bancorp	(20,764)
(48,991)	PacWest Bancorp	(2,287,880)
(27,076)	RLJ Lodging Trust ‐ REIT	(538,000)
(134,764)	Sabra Health Care REIT, Inc. ‐ REIT	(3,247,812)
(724)	Sandy Spring Bancorp, Inc.	(29,438)
(29,376)	Simmons First National Corp. ‐ Class A	(1,553,990)
(175)	South State Corp.	(14,998)
(5,050)	Southern National Bancorp	(88,880)
(210,000)	Sterling Bancorp	(4,882,500)
(135)	Union Bankshares Corp.	(4,577)
		(16,086,768)
	HEALTH CARE – (3.9)%
(12,691)	Becton, Dickinson and Co.	(2,476,141)
	INDUSTRIALS – (0.5)%
(8,407)	Knight Transportation, Inc.	(311,479)
	TOTAL COMMON STOCKS
	(Proceeds $31,362,598)	(31,363,826)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $31,362,598)	$(31,363,826)

LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non‐income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven‐day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
SUMMARY OF INVESTMENTS
As of June 30, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Health Care	46.8%
Financials	35.0%
Consumer Discretionary	25.1%
Energy	22.8%
Communications	7.6%
Utilities	1.2%
Technology	0.9%
Industrials	0.5%
Consumer Staples	0.4%
Total Common Stocks	140.3%
Short‐Term Investments	13.8%
Total Investments	154.1%
Liabilities in Excess of Other Assets	(54.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2017

Assets:
Investments, at value (cost $97,052,898)	$98,021,159
Cash	11,769
Cash deposited with brokers for securities sold short	1,691,287
Receivables:
Investment securities sold	694,167
Fund shares sold	13,086
Dividends and interest	52,626
Prepaid expenses	14,580
Total assets	100,498,674

Liabilities:
Securities sold short, at value (proceeds $31,362,598)	31,363,826
Payables:
Investment securities purchased	5,330,022
Fund shares redeemed	21,489
Advisory Fees	70,151
Shareholder servicing fees (Note 7)	3,175
Dividends on securities sold short and interest expense	66,182
Auditing fees	18,578
Transfer agent fees and expenses (Note 2)	9,805
Fund accounting fees	7,852
Fund administration fees	1,911
Custody fees	1,031
Trustees' fees and expenses	966
Chief Compliance Officer fees	604
Accrued other expenses	8,801
Total liabilities	36,904,393

Net Assets	$63,594,281

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$62,013,120
Accumulated net realized gain on investments, securities sold short and foreign currency transactions	614,128
Net unrealized appreciation (depreciation) on:
Investments	968,261
Securities sold short	(1,228)
Net Assets	$63,594,281

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$5,963,013
Shares of beneficial interest issued and outstanding	538,736
Redemption price per share	$11.07

Institutional Class Shares:
Net assets applicable to shares outstanding	$57,631,268
Shares of beneficial interest issued and outstanding	5,164,180
Redemption price per share	$11.16

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Dividends (net of foreign witholding taxes of $7,470)	$1,114,877
Interest	943
Total investment income	1,115,820

Expenses:
Dividends on securities sold short	937,952
Advisory fees	656,599
Interest expense	161,892
Transfer agent fees and expenses (Note 2)	62,863
Fund accounting fees	60,008
Fund administration fees	51,210
Registration fees	36,701
Broker fees	29,665
Legal fees	21,500
Auditing fees	19,468
Chief Compliance Officer fees	17,932
Custody fees	14,497
Shareholder servicing fees (Note 7)	13,966
Shareholder reporting fees	8,764
Trustees' fees and expenses	8,344
Miscellaneous	7,088
Insurance fees	1,201
Total expenses	2,109,650
Advisory fees waived	(95,093)
Net expenses	2,014,557
Net investment loss	(898,737)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short and Foreign Currency:
Net realized gain (loss) on:
Investments	4,087,550
Securities sold short	(2,571,500)
Foreign currency transactions	272
Net realized gain	1,516,322
Net change in unrealized appreciation/depreciation on:
Investments	563,400
Securities sold short	192,891
Net change in unrealized appreciation/depreciation	756,291
Net realized and unrealized gain on investments, securities sold short and foreign currency	2,272,613
Net Increase in Net Assets from Operations	$1,373,876

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2017	For the Year Ended June 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(898,737)	$(201,225)
Net realized gain on investments, securities sold short and foreign currency transactions	1,516,322	589,498
Net change in unrealized appreciation/depreciation on investments and securities sold short.	756,291	164,032
Net increase in net assets resulting from operations	1,373,876	552,305

Distributions to Shareholders:
From net realized gain:
Advisor Class	(31,655)	(16,696)
Institutional Class	(292,196)	(165,099)
Total distributions to shareholders	(323,851)	(181,795)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	4,523,021	4,213,350
Institutional Class	65,520,510	2,168,771
Reinvestment of distributions:
Advisor Class	31,655	16,696
Institutional Class	291,331	157,501
Cost of shares redeemed:
Advisor Class[1]	(3,051,465)	(136,395)
Institutional Class[2]	(16,654,837)	(794,890)
Net increase in net assets from capital transactions	50,660,215	5,625,033

Total increase in net assets	51,710,240	5,995,543

Net Assets:
Beginning of period	11,884,041	5,888,498
End of period	$63,594,281	$11,884,041

Accumulated net investment loss	$-	$(121,123)

Capital Share Transactions:
Shares sold:
Advisor Class	414,466	393,206
Institutional Class	5,955,033	202,509
Shares reinvested:
Advisor Class	2,904	1,587
Institutional Class	26,533	14,887
Shares redeemed:
Advisor Class	(279,443)	(12,767)
Institutional Class	(1,510,424)	(73,832)
Net increase in capital share transactions	4,609,069	525,590

[1]	Net of redemption fees of $843 and $1,173, respectively.
[2]	Net of redemption fees of $2,467 and $227, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF CASH FLOWS
For the Year Ended June 30, 2017

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,373,876
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(244,608,091)
Proceeds from sale of investment securities	177,047,933
Proceeds from short sales	65,568,186
Closed short sale transactions	(44,998,421)
Purchase of short-term investment securities, net	(5,471,606)
Increase in deposits with brokers for short sales	(215,236)
Increase in receivables for securities sold	(26,194)
Increase in dividends and interest receivables	(46,691)
Increase in other assets	(2,699)
Increase in payables for securities purchased	3,624,643
Increase in dividends on securities sold short payable and interest expense	42,352
Increase in accrued expenses	63,511
Net realized gain on investments	(1,520,394)
Net change in unrealized appreciation/depreciation on securities	(756,291)
Net cash used for operating activities	(49,925,122)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	70,066,938
Redemption of shares, net of redemption fees	(20,242,608)
Dividends paid to shareholders, net of reinvestments	(865)
Net cash provided by financing activities	49,823,465

Net Decrease in Cash	(101,657)

Cash:
Beginning balance	113,426
Ending balance	$11,769

Non cash financing activities not included herein consist of $322,986 of reinvested dividends.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
				October 31, 2013*
	For the Year Ended June 30,			through
	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$10.82	$10.32	$10.16	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.25)	(0.29)	(0.22)	(0.11)
Net realized and unrealized gain on investments	0.57	1.07	0.67	0.27
Total from investment operations	0.32	0.78	0.45	0.16

Less Distributions:
From net realized gain	(0.07)	(0.29)	(0.29)	-

Redemption fee proceeds[1]	- [2]	0.01	-	-

Net asset value, end of year	$11.07	$10.82	$10.32	$10.16

Total return[3]	2.94%	7.77%	4.47%	1.60%[4]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,963	$4,338	$194	$142

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	4.98%[5]	7.03%[5]	7.28%[5]	9.23%[5,6]
After fees waived and expenses absorbed	4.82%[5]	4.42%[5]	3.29%[5]	2.81%[5,6]

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.43)%	(5.30)%	(6.10)%	(8.10)%[6]
After fees waived and expenses absorbed	(2.27)%	(2.69)%	(2.11)%	(1.68)%[6]

Portfolio turnover rate	317%	352%	817%	1,420%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]
If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 2.58% for the year ended 2017. For the prior periods, the ratios would have been lowered by 2.18%, 1.05%, and 0.57%, respectively.

[6]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
				October 31, 2013*
	For the Year Ended June 30,			through
	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$10.89	$10.36	$10.18	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.22)	(0.26)	(0.19)	(0.10)
Net realized and unrealized gain on investments	0.56	1.08	0.66	0.28
Total from investment operations	0.34	0.82	0.47	0.18

Less Distributions:
From net realized gain	(0.07)	(0.29)	(0.29)	-

Redemption fee proceeds[1]	- [2]	- [2]	-	-

Net asset value, end of year	$11.16	$10.89	$10.36	$10.18

Total return[3]	3.10%	8.03%	4.66%	1.80%[4]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$57,631	$7,546	$5,694	$4,010

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	4.80%[5]	6.78%[5]	7.03%[5]	8.98%[5,6]
After fees waived and expenses absorbed	4.57%[5]	4.17%[5]	3.04%[5]	2.56%[5,6]

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.25)%	(5.05)%	(5.85)%	(7.85)%[6]
After fees waived and expenses absorbed	(2.02)%	(2.44)%	(1.86)%	(1.43)%[6]

Portfolio turnover rate	317%	352%	817%	1,420%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]
If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 2.58% for the year ended 2017. For the prior periods, the ratios would have been lowered by 2.18%, 1.05%, and 0.57%, respectively.

[6]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

Note 1 – Organization
SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets.  The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market.  The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary
The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary.  All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.  The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions.  The inception date of the Subsidiary was October 31, 2013.  As of June 30, 2017, total assets of the Fund were $156,064,245, of which $36,266,972, or approximately 23.2%, represented the Fund’s ownership of the shares of the Subsidiary.

(b) Update on Exemptive Application
Pursuant to an exemptive order received from the SEC, the Advisor is permitted, subject to Board approval, to enter into or materially amend sub-advisory agreements with existing or new unaffiliated sub-advisors for each Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, each Fund is required to notify shareholders of the retention of a new sub-advisor within 90 days of the hiring of the new sub-advisor. In addition, the Exemptive Relief permits the Funds to make modified disclosures regarding their sub-advisory fees.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Funds record realized gains or losses at the time the forward contract is settled.  Counterparties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts
The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Transactions in written options contracts for the Commodity Strategies Global Macro Fund for the year ended June 30, 2017 were as follows:

	Number of Contracts	Premium Amount
Outstanding at June 30, 2016	10,000,000	$23,289
Options written	122,250,000	133,705
Options closed	-	-
Options expired	(132,250,000)	(156,994)
Options exercised	-	-
Outstanding at June 30, 2017	-	$-

The Merger Arbitrage Fund did not enter into any transactions in written options contracts for the year ended June 30, 2017.

(e) Futures Contracts
The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary.  The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Futures Options
The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written.  Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions.    The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.  The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Transactions in written futures options contracts for the Commodity Strategies Global Macro Fund for the year ended June 30, 2017 were as follows:

	Number of Contracts	Premium Amount
Outstanding at June 30, 2016	1,191	$1,023,172
Options written	11,590	10,129,607
Options closed	(9,451)	(8,101,017)
Options expired	(720)	(270,145)
Options exercised	(2,391)	(2,466,177)
Outstanding at June 30, 2017	219	$315,440

The Merger Arbitrage Fund did not enter into any transactions in written futures options contracts for year ended June 30, 2017.

(g) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements.  The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(h) Short-Term Investments
The Commodity Strategies Global Macro Fund invests a significant amount (67.3% as of June 30, 2017) in the UMB Money Market Fiduciary.  The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes.  This investment vehicle is not publicly traded on open markets.  The Commodity Strategies Global Macro Fund’s investment in the UMB Money Market Fiduciary is in excess of federally insured limits.  Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk.  The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Transfer agent fees and expenses reported on the Statement of Operations for each Fund include payments to third parties for performing shareholder services to their customers. The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund Institutional Classes each accrued such payments for performing shareholder services in the amount of $202,473 and $27,662 for the year ended June 30, 2017.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms.  At June 30, 2017, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities.  Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty.  At June 30, 2017, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

(j) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended June 30, 2014-17, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”).  Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets.  The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub‐Advisor from its advisory fees.  The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub‐Advisor from its advisory fees.  The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively.  These agreements are effective until October 31, 2026, and they may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

The Advisor also is the investment advisor for the Subsidiary.  The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets.  The Advisor has contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Commodity Strategies Global Macro Fund’s Board of Trustees. The Subsidiary management fee in the amount of $870,693 incurred and waived for year ended June 30, 2017 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations.  Subsidiary management fees incurred and waived shall not be subject to expense recovery discussed below.

For the year ended June 30, 2017, the Advisor waived its advisory fees totaling $67,431 for the Merger Arbitrage Fund. In addition the Advisor waived fees in the Merger Arbitrage Fund Institutional Class of $27,662 for expenses accrued for performing shareholder services. The Advisor may recover from each Funds’ fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.  The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
2018	$-	$222,560
2019	-	211,114
2020	-	95,093
Total	$-	$528,767

Prior to June 30, 2017, the Advisor did not waive any advisory fees or absorb other expenses for the Commodity Strategies Global Macro Fund and the Advisor has recovered all of the previously waived advisory fees and/or other expenses absorbed.

A broker reimbursed the Commodity Strategies Global Macro Fund $3,675 for losses from a trade error during the fiscal year ended June 30, 2016.  This amount is reported on the Commodity Strategies Global Macro Fund’s Consolidated Statement of Changes under the caption “Net increase from payment by broker.”  This reimbursement had no material impact to the Commodity Strategies Global Macro Fund’s performance.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

For the year ended June 30, 2017, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Commodity Strategies Global Macro Fund	$66,517
Merger Arbitrage Fund	35,201

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended June 30, 2017, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2017, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Cost of investments	$108,412,268	$96,980,979

Gross unrealized appreciation	$89,083	$1,719,145
Gross unrealized depreciation	-	(678,965)
Net unrealized appreciation on investments	$89,083	$1,040,180

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended June 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Commodity Strategies Global Macro Fund	$(9,748,472)	$8,632,503	$1,115,969
Merger Arbitrage Fund	$71	$1,019,860	$(1,019,931)

As of June 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$359,692	$548,417
Undistributed long-term capital gains	-	1,592
Tax accumulated earnings	359,692	550,009
Accumulated capital and other losses	(2,271,526)	-
Unrealized appreciation on investments	89,083	1,040,180
Other differences	(5,344,390)	(9,028)
Total accumulated earnings (deficit)	$(7,167,141)	$1,581,161

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level.  These differences may or may not be utilized in future tax years.

At June 30, 2017, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total

Commodity Strategies Global Macro Fund	$462,826	$1,808,700	$2,271,526
Merger Arbitrage Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

The tax character of distributions paid during the fiscal years ended June 30, 2017 and June 30, 2016 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2017	2016	2017	2016
Distributions paid from:
Ordinary income	$-	$-	$323,851	$181,574
Net long-term capital gains	-	-	-	221
Total taxable distributions	-	-	323,851	181,795
Total distributions paid	$-	$-	$323,851	$181,795

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation.  If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”).  In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income.  The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business.  In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business.  There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income.  The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended June 30, 2017 and for the year ended June 30, 2016, the Commodity Strategies Global Macro Fund and the Merger Arbitrage Fund received $39,678 and $3,310 and $66,872 and $1,400 in redemption fees, respectively.

Note 6 – Investment Transactions
The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world.  For the year ended June 30, 2017, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $101,103 and $0, respectively. Securities sold short and short securities covered were $0 and $957,314, respectively, for the same period.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition.  For the year ended June 30, 2017, purchases and sales of investments, excluding short-term investments, were $244,608,091 and $177,047,933, respectively.  Securities sold short and short securities covered were $65,568,186 and $44,998,421, respectively, for the same period.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

For the year ended June 30, 2017, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2017, in valuing the Funds’ assets carried at fair value:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks[1]	$122,612	$-	$-	$122,612
U.S. Government and Agencies	-	6,996,818	-	6,996,818
Purchased Options Contracts	513,871	-	-	513,871
Short-Term Investments	101,262,866	-	-	101,262,866
Total Investments	101,899,349	6,996,818	-	108,896,167
Other Financial Instruments*
Futures Contracts	4,665,045	-	-	4,665,045
Total Assets	$106,564,394	$6,996,818	$-	$113,561,212

Liabilities
Investments
Written Options Contracts	$287,330	$54,210	$-	$341,540
Total Investments	287,330	54,210	-	341,540
Other Financial Instruments*
Futures Contracts	3,411,649	-	-	3,411,649
Total Liabilities	$3,698,979	$54,210	$-	$3,753,189

[1]	For a detailed break-out of common stocks, please refer to the Schedule of Investments.
*
Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 3 securities at period end.

Merger Arbitrage Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks	$89,229,911	$-	$-	$89,229,911
Short-Term Investments	8,791,248	-	-	8,791,248
Total Assets	$98,021,159	$-	$-	$98,021,159

Liabilities
Securities Sold Short
Common Stocks	$31,363,826	$-	$-	$31,363,826
Total Liabilities	$31,363,826	$-	$-	$31,363,826

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2017.  The Merger Arbitrage Fund did not invest in any derivatives during the year ended June 30, 2017.

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2017 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$394,816	Written options contracts, at value	$341,540
	Unrealized appreciation on open futures contracts	4,656,519	Unrealized depreciation on open futures contracts	3,411,649
Equity contracts	Unrealized appreciation on open futures contracts	8,526	Unrealized depreciation on open futures contracts	-
Interest rate contracts	Purchased options contracts, at value	119,055	Written options contracts, at value	-
Total		$5,178,916		$3,753,189

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2017 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(16,331,768)	$6,491,836	$9,073,222	$-	$(766,710)
Equity contracts	(679,067)	(29,588)	8,468	-	(700,187)
Foreign exchange contracts	(2,267,567)	3,675,190	247,486	(1,127,315)	527,794
Interest rate contracts	(64,738)	232,252	-	-	167,514
Volatility contracts	-	-	-	-	-
Total	$(19,343,140)	$10,369,690	$9,329,176	$(1,127,315)	$(771,589)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(730,038)	$(1,747,282)	$217,866	$-	$(2,259,454)
Equity contracts	-	9,275	-	-	9,275
Foreign exchange contracts	(212,257)	(27,761)	(16,539)	(142,749)	(399,306)
Interest rate contracts	67,279	-	-	-	67,279
Volatility contracts	-	-	-	-	-
Total	$(875,016)	$(1,765,768)	$201,327	$(142,749)	$(2,582,206)

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2017

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2017 are as follows:

Derivatives not designated as hedging instruments		Number of contracts
Commodity contracts	Purchased options contracts	2,374
	Long futures contracts	6,182
	Short futures contracts	(89)
	Written options contracts	(631)
Equity contracts	Purchased options contracts	-
	Long futures contracts	-
	Short futures contracts	(10)
	Written options contracts	-
Foreign exchange contracts	Purchased options contracts	24,800,132
	Long futures contracts	168
	Short futures contracts	-
	Written options contracts	(2,000,000)
Interest rate contracts	Purchased options contracts	62
	Long futures contracts	-
	Short futures contracts	-
	Written options contracts	-
Volatility contracts	Purchased options contracts	-
	Long futures contracts	-
	Short futures contracts	-
	Written options contracts	-

Note 11 – New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of SilverPepper Funds

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2017, and the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) and statement of cash flows for the year then ended, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, and the financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the three years in the period then ended and the period October 31, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of SilverPepper Merger Arbitrage Fund as of June 30, 2017, and the results of their operations and cash flows (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, and financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the three years in the period then ended and the period October 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 29, 2017

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the year ended June 30, 2017, 100% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Merger Arbitrage Fund.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the Merger Arbitrage Fund designates income dividends of 100% as qualified dividend income paid during the fiscal year ended June 30, 2017.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	2	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	2	None.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 11 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
[d]
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

SilverPepper Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2017 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2017	6/30/2017	1/1/2017- 6/30/2017
Advisor Class	Actual Performance	$1,000.00	$ 931.60	$10.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74
Institutional Class	Actual Performance	1,000.00	931.10	9.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.44	9.43

*
Expenses are equal to the Fund’s annualized expense ratios of 2.15% and 1.90% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect management fee waived by the Advisor on the Subsidiary. Assumes all dividends and distributions were reinvested.

SilverPepper Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2017 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/2017	6/30/2017	1/1/2017- 6/30/2017
Advisor Class	Actual Performance	$1,000.00	$1,011.90	$21.32
	Hypothetical (5% annual return before expenses)	1,000.00	1,003.60	21.23
Institutional Class	Actual Performance	1,000.00	1,012.70	20.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,004.84	20.00

*
Expenses are equal to the Fund’s annualized expense ratios of 4.27% and 4.02% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

SilverPepper Funds
Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
570 Oakwood Avenue
 Lake Forest, Illinois 60045

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
 5328 Yacht Haven Grande, Suite C201 Box 15
St. Thomas, USVI 00802

Sub-Advisor to the Merger Arbitrage Fund
 Chicago Capital Management, LLC
311 South Wacker Drive, Suite 6025
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
 Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
 Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
 Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 554-5540, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 554-5540 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (855) 554-5540. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (855) 554-5540 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

SilverPepper Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 554-5540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-554-5540.

Item 3. Audit Committee Financial Expert.

The registrants board of trustees has determined that there is at least on audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert’ and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$34,900	$33,900
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	09/08/2017